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                                                                    EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of The Gap, Inc. on Form S-8 of our report dated March 12, 2002, appearing in and incorporated by reference in the Annual Report on Form 10-K of The Gap, Inc. for the year ended February 2, 2002.


/s/ DELOITTE & TOUCHE LLP

San Francisco, California
May 15, 2002